SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) Of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 1998


                        ADVANTICA RESTAURANT GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-18051                  13-3487402
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
of incorporation)                                            Identification No.)


203 East Main Street, Spartanburg, SC                             29319-9966
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:            (864) 597-8000

Former name or former address, if changed since last report:


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ITEM 5.           Other Events

                  On December 14, 1998, the registrant announced, in the press release (the "Press Release") attached hereto as Exhibit 1, that its Board of Directors had approved the adoption of a Stockholder Rights Plan as described in the Press Release.


ITEM 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

                  Listed below are all Exhibits filed as a part of this current report.


EXHIBIT NUMBER    DESCRIPTION

      1 Press Release of Advantica Restaurant Group, Inc. dated December 14, 1998 announcing the adoption of a Stockholder Rights Plan.



                                        2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Advantica Restaurant Group, Inc.


                                           By:   /s/ Rhonda J. Parish
                                              ---------------------------------
                                              Rhonda J. Parish
                                              Executive Vice President, General
                                              Counsel and Secretary


Date:    December 16, 1998